Van Eck Funds

Supplement dated November 8, 2013 (“Supplement”)
to the Prospectus for the Emerging Markets Fund

dated May 1, 2013, as revised on May 22, 2013 and October 23, 2013,

and to the Statement of Additional Information for the Emerging Markets Fund

dated May 1, 2013, as revised or supplemented on May 22, 2013, July 19, 2013 and October 7, 2013

This Supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information for Van Eck Funds (the “Trust”) regarding the Emerging Markets Fund, a series of the Trust. You may obtain copies of the Trust’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

Effective November 8, 2013, all references and information contained in the Prospectus and Statement of Additional Information regarding Edward M. Kuczma, CFA are deleted and are no longer applicable. Mr. Kuczma has left Van Eck Associates Corporation to pursue other opportunities.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE